                                           RCM
                                     STRATEGIC
                                        GLOBAL
                                    GOVERNMENT
                                          FUND






                                          1997
                                        ANNUAL
                                        REPORT

FUND HIGHLIGHTS
---------------
ANNUAL FINANCIAL INFORMATION
RCM Strategic Global Government Fund, Inc. ("RCS" or the "Fund") is a closed-end, global bond fund currently investing in three major regions: North America (United States and Canada), Europe and, to a lesser extent, Latin America. Under normal market conditions, the Fund invests at least 65% of its assets in U.S. or foreign government securities. The securities in the investment portfolio currently have an average credit-quality rating of AA plus and have effective maturities generally between 3 and 10 years.

The primary objective of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

FISCAL YEAR*                                     1997       1996       1995
-----------------------------------------------------------------------------
Total investment income                     $  34,578  $  33,013  $  33,300
Total investment income per share                1.13       1.08       1.09
Net investment income                          30,054     28,665     29,171
Net investment income per share                  0.98       0.94       0.96
Net realized and unrealized gain                1,421      6,163     22,048
Net realized and unrealized gain per share       0.05       0.21       0.72
Net asset value at end of year                  11.91      11.87      11.64
Market price at end of year                     11.16      10.63      10.25
Total return on market price                    14.76%     13.57%     16.21%
Total return on net asset value                  9.66%     11.72%     17.07%
Dividend from net investment income         $    0.99  $    0.92  $    0.89
Effective dividend yield**                       8.87%      8.65%      8.68%

 * IN THOUSANDS EXCEPT PER SHARE DATA.

** DIVIDEND DIVIDED BY MARKET PRICE.

CHAIRMAN'S LETTER TO SHAREHOLDERS
----------------------------------------------------------

                                                                           PHOTO

March 3, 1998

Dear Shareholders:

On behalf of the Board of Directors I am pleased to report that the RCM Strategic Global Government Fund (NYSE Symbol: RCS) successfully achieved its investment goals in 1997. Net investment income rose to in excess of $30 million (98 cents per share) from approximately $28.7 million in 1996 (94 cents per share). As a result, in December the Board of Directors declared a special 10 cent per share dividend payable to shareholders in addition to RCS' regular monthly $7.4 cents per share dividend. Total dividends distributed during fiscal 1997 represented 8.3% of the portfolio's fiscal year-end net asset value and provided shareholders with an effective dividend yield of 8.9% based upon RCS' stock price. RCS' net asset value increased 4 cents per share in the year ended January while the market price gained 53 cents per share. The sum of dividends paid and principal appreciation produced a total return for the fiscal year of 9.7% and 14.8% calculated on the basis of net asset value and stock price, respectively.

INVESTMENT PORTFOLIO CHARACTERISTICS

The credit quality of the portfolio remains high. Approximately 87% of the Fund's investment portfolio is rated AAA by either or both of the major credit rating agencies. Approximately 11% of the portfolio is rated BB. A BB rating is one grade below a BBB rating which is generally considered high-quality investment grade. The average credit rating of the Fund's investments is AA plus and is in compliance with RCS' portfolio guidelines.

The sensitivity of the market value of the Fund's investments to changing interest rates in major world interest rate regions is generally expressed in terms of the average "duration" of cash flows associated with each investment. According to this yardstick of volatility, the percentage contribution of each country or region to total portfolio variability, after including the impact of swap contracts, is approximately as follows: United States 16%, Canada 20%, Developed Europe 33%, and Latin America 31%. Total portfolio duration at January 31, 1998, was 4.5 years and the average effective maturity was approximately 8.5 years. In addition, investors should note that RCS has no unhedged foreign currency exchange rate exposure at year-end.

CHAIRMAN'S LETTER TO SHAREHOLDERS
----------------------------------------------------------

In contrast to the Funds' relatively low duration exposure in the United States, the Fund derived almost two thirds of total investment income from Mortgage-Backed Securities, Collateralized Mortgage Obligations and money market investments while Emerging and Developed Foreign securities contributed 19% and 15% of total investment income, respectively.

The Fund utilizes financial leverage in order to accomplish its investment goals. Augmenting Fund assets with financial leverage has resulted in greater net investment income than otherwise would have been earned. However, leverage also increases risk. I recommend shareholders read the Dresdner RCM Global Investors LLC ("Dresdner RCM") "Manager Discussion and Analysis" in the annual report for useful information regarding this important investment strategy.

COMPARATIVE INVESTMENT PERFORMANCE

RCS' 14.8% return on market price and 9.7% return on net asset value for the fiscal year-ended January 1998 compares with returns of 13.6% on market price and 11.7% on net asset value for the last fiscal year. This fiscal year's benchmark returns, representing the average market performance for the major sectors in which the Fund invests, are: 9.4% for the Salomon Brothers Mortgage Security Index, 11.1% for the Salomon Brothers World Government Bond Index (Hedged) and 12.4% for the J.P. Morgan Emerging Market Bond Index.

These benchmark returns are more relevant for evaluating manager performance measured in terms of net asset value performance than return on market price. Return on net asset value reflects Dresdner RCM's management of the Fund's investments consistent with policies enumerated in the prospectus and established by your Board of Directors whereas the relationship between portfolio management and stock price performance is more indirect.

                                                                                                             FISCAL
REFERENCE RETURNS*                                                                                            1997
---------------------------------------------------------------------------------------------------------------------

RCS return on market price**                                                                                    14.8%

RCS return on net asset value**                                                                                  9.7%
Salomon Brothers Mortgage Security Index                                                                         9.4%
Salomon Brothers World Government Bond Index (Hedged)                                                           11.1%
J.P. Morgan Emerging Market Bond Index                                                                          12.4%

CHAIRMAN'S LETTER TO SHAREHOLDERS
----------------------------------------------------------

* REFERENCE RETURNS ARE USED FOR COMPARISON TO TOTAL RETURN ON NET ASSET VALUE AND REPRESENT THE MAJOR MARKET SECTORS IN WHICH THE PORTFOLIO IS PERMITTED TO INVEST. THE SALOMON BROTHERS MORTGAGE SECURITY INDEX INCLUDES VARIOUS TYPES OF MORTGAGE SECURITIES, INCLUDING 30-YEAR FNMA/GNMA ISSUES, 20-YEAR FHLMC ISSUES, 15-YEAR FHLMC/FNMA/GNMA ISSUES AND FHA PROJECT NOTES. THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (HEDGED) IS A MARKET CAPITALIZATION BOND INDEX THAT INCLUDES LOCAL GOVERNMENT BOND MARKET RETURNS HEDGED INTO U.S. DOLLAR RETURNS OF TWELVE COUNTRIES THAT ARE FREELY OPEN TO FOREIGN INVESTORS. THE J.P. MORGAN EMERGING MARKET BOND INDEX INCLUDES APPROXIMATELY $100 BILLION IN FACE VALUE OUTSTANDING, DOLLAR-DENOMINATED, RESTRUCTURED SOVEREIGN BONDS.

** RCS RETURNS ARE CALCULATED ASSUMING REINVESTMENT OF DIVIDENDS AT THE ACTUAL
   MARKET PRICE OBTAINED BY THE FUND'S TRANSFER AGENT FOR PARTICIPANTS IN THE DIVIDEND REINVESTMENT PLAN.

STOCK PRICE DISCOUNT TO NET ASSET VALUE

The Board is pleased that the average percentage stock price discount to net asset value decreased from 13.7% in fiscal 1996 to 8.3% in fiscal 1997. The difference between the value per share of the Fund's investments and RCS' stock price at the end of fiscal 1996 and 1997 narrowed from approximately $1.25 to $.75. In general, the percent discount to net asset value of closed-end bond funds narrowed in 1997. The Board of Directors continues to carefully monitor the stock price in relation to net asset value and is aware of the importance of this issue to shareholders.

RCS ON THE WEB

Dresdner RCM, has agreed to furnish and maintain Fund information beginning April 1, 1998, on a new web site, www.RCSfund.com. We believe this effort will improve disclosure as well as provide cost effective communication of pertinent information to shareholders, analysts and the media. We encourage you to visit the web site to access information about the Fund's policies and investments. Thank you for your support of RCS. We look forward to continued success in achieving the Fund's investment goals this year and in the new millennium.

Sincerely,

/s/ GARY SCHREYER

Gary Schreyer
CHAIRMAN OF THE BOARD AND PRESIDENT

MANAGER DISCUSSION AND ANALYSIS
------------------------------

PORTFOLIO COMPOSITION. Portfolio investment in the United States has been predominantly represented by mortgage pass-through securities. Mortgage pass-through securities provide substantial yield above other U.S. securities, have principal and interest guaranteed by the U.S. government or government-sponsored agencies, and represent one long-standing expertise of Dresdner RCM. At fiscal year-end, pass-throughs with 7.0% and 7.5% coupons represented 67.0% of RCS' total investments, while total pass-throughs represented 74.3%. Total return on pass-throughs is sensitive to prepayment of the underlying mortgage loans. To diversify that sensitivity, $100 million par amount of FNMA 7.0% was added in January.

European and Canadian exposures provided significant contributions to income and return in 1997. In Europe, the drive to a single European currency union created an interest rate environment of reasonable stability as governments focused on improving fiscal and inflationary policies. In Canada, the solid progress of economic growth provided an opportunity to take advantage of the difference between short-term and intermediate-term yields for enhancing the Fund's income. Exposure to Canadian interest rates also diversified the Fund's overall foreign risk profile by providing a position more directly tied to U.S. interest rates. The exposures to European and Canadian interest rates are held through interest rate swaps, a strategy employed by the Fund since 1995. Swaps are often a more efficient way to effectively hold foreign bonds without taking currency risk, and hence help RCS achieve its goals. They allow RCS to benefit from stable or declining foreign interest rates while avoiding foreign currency exchange risk since all interest payments and any future gains or losses are in U.S. dollars. At year-end, RCS held swaps providing the Fund with exposure to interest rates in Belgium, Canada, Finland, Germany, and The Netherlands as further detailed on page 11.

Emerging market investments include mainly Latin American markets: Argentina, Mexico and Panama. The Argentina and Mexico positions represent two of the most liquid markets in emerging market debt. The overall exposure makes important contributions to Fund income and, despite the inherent volatility of emerging markets, adds diversification in overall return.

MANAGER DISCUSSION AND ANALYSIS
------------------------------

In December, a new $10 million swap was added to allow RCS to benefit from income and duration contribution of the J.P. Morgan Emerging Market Bond Index Plus ("EMBI+"). The EMBI+ is an index of actively traded U.S. dollar-denominated debt instruments from the following thirteen emerging countries (in order of market capitalization): Brazil, Argentina, Mexico, Russia, Venezuela, Ecuador, Poland, Nigeria, Bulgaria, The Philippines, Peru, Morocco and Panama. The EMBI+ swap allows RCS to hold a geographically diversified basket of exposures to emerging market positions.

While the composition of the overall portfolio was reasonably stable throughout 1997 with an annualized turnover of 29%, the country mix in Latin America was changed to remove exposure to Brazil, as Dresdner RCM anticipated that Brazil was unusually vulnerable to the Asian currency crisis.

FINANCIAL LEVERAGE is an integral part of Dresdner RCM's income and duration management strategies for RCS. Transactions that are financed create financial leverage and allow RCS to earn the spread between the yield of the underlying security and short-term interest rates. A financed transaction has three important effects: (1) it increases income to the extent of the interest rate spread, (2) it increases overall duration risk, and (3) it adds sensitivity to rising short-term interest rates. As leverage, these transactions are limited by regulations. To further limit the effect of leverage, the Fund has segregated $275.8 million in high credit quality, liquid investments.

Financed mortgage-backed securities, "mortgage dollar rolls," contributed approximately $1.5 million in income in 1997 on average volume of $85.3 million. The income contribution appears on the Statement of Operations as Fee Income. At fiscal year-end, there was $190.9 million in mortgage dollar rolls compared to $69.1 million at prior fiscal year-end.

Since 1994, RCS has used interest rate swaps for managing income and duration. For income, RCS averaged $250 million in notional interest rate swaps on Canadian and European interest rates and $1.7 million in notional amount on emerging markets. The income contribution from swaps was $5.4 million and is included in the Fund's interest income. At fiscal year-end, there were $250 million notional interest rate swaps based on European and Canadian interest rates unchanged from last fiscal year-end, and $10 million

MANAGER DISCUSSION AND ANALYSIS
------------------------------

notional based on emerging market debt. Additionally, RCS had $89 million in notional U.S. interest rate swaps that served to lock the cost of financing on mortgage dollar roll positions. There were $70 million of comparable swaps at prior fiscal year-end.

To manage overall duration, RCS sells U.S. Treasury bonds on a forward commitment basis. RCS averaged $102.7 million in bonds sold forward during the year. At fiscal year-end, there was $90.8 million in similar positions, as detailed on page 11, compared to $116.5 million at prior fiscal year-end.

DISCOUNT. During the 1997 fiscal year, RCS' stock traded at a price 8.3% below its net asset value on average, compared to 13.7% in fiscal 1996. As noted in the Chairman's Letter to Shareholders, Dresdner RCM is responsible for the net asset value performance of the Fund. The stock price of RCS is affected by factors outside of the direct control of Dresdner RCM including: the phases of the interest rate cycle, the stock market in general, and specific supply and demand characteristics of RCS. In achieving the goals of RCS, Dresdner RCM uses the income and duration management tools available to it under the closed-end format. It is important to reiterate that Dresdner RCM has actively used the closed-end toolbox to solve some of the industry's tougher challenges: (1) stable dividends, (2) intermediate-term duration including the effects of leverage, (3) moderate net asset value volatility, and (4) eliminating foreign currency exchange risk.

GLOBAL OUTLOOK. Dresdner RCM believes the 1997 currency crisis in Southeast Asia will create an environment for stable-to-lower interest rates globally in the year ahead. Although RCS had no significant exposure to Southeast Asia, the scope of that crisis and its contagion effects are likely to reduce global economic activity leading to generally lower inflation world-wide through most of 1998. Dresdner RCM will continue to attempt to position RCS globally to achieve its goals.

MANAGER DISCUSSION AND ANALYSIS
------------------------------

FUND INFORMATION. In conjunction with the RCS' Board of Directors and as noted in the Chairman's Letter to Shareholders, Dresdner RCM is the process of developing a website for RCS in an effort to continue to provide consistent and quality communications to RCS' shareholders. Beginning April 1, 1998, Dresdner RCM will provide regular monthly updates, access to recent shareholder reports and supplementary material at RCS' website, www.RCSfund.com.

RCS INVESTMENT INCOME SUMMARY (UNAUDITED)

                                                                       1997         1997          1996         1996
                                                                 PERCENTAGE      (000'S)    PERCENTAGE      (000'S)
-------------------------------------------------------------------------------------------------------------------
UNITED STATES
  Mortgage Pass-Throughs                                             41.0%   $    14,197        44.5%   $    14,680
  Mortgage Projects/CMO's                                            18.8%         6,485        20.3%         6,709
  Mortgage Dollar Rolls                                               4.4%         1,529         5.6%         1,862
  Cash & Other                                                        1.7%           576         1.5%           482
-------------------------------------------------------------------------------------------------------------------
  Total United States                                                65.9%        22,787        71.9%        23,733
-------------------------------------------------------------------------------------------------------------------
DEVELOPED FOREIGN
  Canada                                                              4.4%         1,519         0.3%            97
  Germany                                                             4.1%         1,401         2.9%           941
  The Netherlands                                                     2.8%           960         2.0%           667
  Belgium                                                             1.8%           626         1.3%           443
  Finland                                                             1.4%           494         1.1%           365
  Switzerland                                                         0.6%           205         1.3%           421
-------------------------------------------------------------------------------------------------------------------
  Total Developed Foreign                                            15.1%         5,205         8.9%         2,934
-------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
  Argentina                                                           6.3%         2,196         6.4%         2,094
  Mexico                                                              6.1%         2,095         5.4%         1,790
  Panama                                                              3.2%         1,112           --             6
  Brazil                                                              2.9%         1,015         7.2%         2,377
  Other                                                               0.5%           168         0.2%            79
-------------------------------------------------------------------------------------------------------------------
  Total Emerging Markets                                             19.0%         6,586        19.2%         6,346
-------------------------------------------------------------------------------------------------------------------
  RCS Totals                                                        100.0%   $    34,578       100.0%   $    33,013
-------------------------------------------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
JANUARY 31, 1998

COUNTRY/  PRINCIPAL                                                                       VALUE
CURRENCY    (000's)   DESCRIPTION                                                         (US$)
-----------------------------------------------------------------------------------------------

INVESTMENTS IN DEBT SECURITIES - 148.2%*
ARGENTINA - 6.7%
USD                   Republic of Argentina
             15,000    5.50%, Step-Up Coupon, 03/31/23                            $  11,307,000
              4,000    8.38%, 12/20/03                                                3,906,000
              5,000    9.75%, 09/19/27                                                4,895,000
              4,000   10.95%, 11/01/99                                                4,190,000
                                                                                  -------------
                      Total Argentina                                                24,298,000
                                                                                  -------------
MEXICO - 5.5%
USD                   United Mexican States
              6,000    9.75%, 02/06/01                                                6,382,500
              7,000   11.38%, 09/15/16                                                8,249,500
              4,326   11.50%, 05/15/26                                                5,245,275
                                                                                  -------------
                      Total Mexico                                                   19,877,275
                                                                                  -------------
PANAMA - 4.7%
USD                   Republic of Panama
              4,000    7.88%, 02/13/02, 144A**                                        3,958,000
             13,518    8.88%, 09/30/27                                               13,254,399
                                                                                  -------------
                      Total Panama                                                   17,212,399
                                                                                  -------------
UNITED STATES - 131.3%
USD                   MORTGAGE-BACKED SECURITIES - 111.3%
            117,917   FHLMC   7.50%,  2025 - 2026                                   121,310,500
             19,798   FNMA    7.50%,  2026 - 2027                                    20,364,134
             31,609   GNMA    7.50%,  2006 - 2027                                    32,574,440
             16,724   FHLMC   8.00%,  2023 - 2025                                    17,339,857
              4,412   GNMA    8.00%,  2016 - 2022                                     4,646,697
                611   GNMA    8.50%,  2016 - 2023                                       644,620
            100,000   FNMA    7.00%,  2028 TBA                                      101,449,000
             57,915   FNMA    7.50%,  2028 TBA                                       59,568,473
             29,000   GNMA    7.50%,  2028 TBA                                       29,876,090

 * PERCENTAGE OF NET ASSETS
** SECURITY PURCHASED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
   MAY BE RESOLD ONLY TO QUALIFIED INSTITUTIONAL BUYERS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
JANUARY 31, 1998

COUNTRY/  PRINCIPAL                                                                       VALUE
CURRENCY    (000's)   DESCRIPTION                                                         (US$)
-----------------------------------------------------------------------------------------------
USD                   MORTGAGE-BACKED SECURITIES - (CONTINUED)
             10,097   FHA Project Pool 56,   7.43%, 11/01/22                      $  10,456,958
              5,898   FHA Project Pool 144 S, 7.43%, 06/01/24                         6,155,245
                                                                                  -------------
                      Total Mortgage-Backed Securities                              404,386,014
                                                                                  -------------
USD                   COLLATERALIZED MORTGAGE OBLIGATIONS - 20.0%
                      DLJ Mortgage Acceptance Corp.
              1,000   Series 1994-MF11, Class A2 8.10%, 06/18/04                      1,059,219
              4,850   Series 1994-MF11, Class A3 8.10%, 06/18/04                      5,087,764
                      Federal Home Loan Mortgage Corp.
             17,932   Series 1667, Class PE 6.00%, 03/15/08                          18,046,877
             22,753   Series 1665, Class N 6.50%, 01/15/24                           22,419,227
                      G E Capital Mortgage Services, Inc.
              4,265   Series 1994-12, Class B1 6.00%, 04/25/09                        4,172,109
             22,000   Series 1994-10, Class A15 6.50%, 03/25/24                      21,828,984
                                                                                  -------------
                      Total Collateralized Mortgage Obligations                      72,614,180
                                                                                  -------------
TOTAL INVESTMENTS IN DEBT SECURITIES - (COST $518,127,764)                          538,387,868
                                                                                  -------------
SHORT-TERM INVESTMENTS - 1.7%
UNITED STATES - 1.7%
USD                   MONEY MARKET FUNDS - 1.7% (NOTE 1)
          6,230,704   SSgA U.S. Government Money Market Fund                          6,230,704
                                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS - (COST $6,230,704)                                      6,230,704
                                                                                  -------------
TOTAL INVESTMENTS - 149.9%
(COST $524,358,468)                                                                 544,618,572
                                                                                  -------------
Payable for Investments Purchased - (52.6%)                                        (191,024,016)
Payable for Investments Sold on a Forward Commitment Basis, net - (26.9%)+          (97,925,309)
Other Assets Less Liabilities - 29.6%++                                             107,758,824
                                                                                  -------------
NET ASSETS - 100.0%                                                               $ 363,428,071
                                                                                  -------------
                                                                                  -------------

TERMS
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
GNMA      -- Government National Mortgage Association
TBA       -- To Be Announced, Standard Settlement
USD       -- United States Dollars

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
JANUARY 31, 1998

+ On a forward commitment basis, the Fund has agreed to sell the following U.S.
  Treasury securities - (Note 1):

          PRINCIPAL                                                    VALUE
CURRENCY    (000's)   DESCRIPTION                                      (US$)
----------------------------------------------------------------------------
USD       $  45,850   U.S. Treasury Bonds 6.25%, 08/15/23       $ 48,014,120
USD           8,000   U.S. Treasury Bonds 6.50%, 11/15/26          8,695,280
USD          24,650   U.S. Treasury Bonds 6.63%, 02/15/27         27,228,636
USD          12,325   U.S. Treasury Bonds 6.88%, 08/15/25         13,987,273
          ---------                                             ------------
          $  90,825   (Proceeds $97,251,830)                    $ 97,925,309
          ---------                                             ------------
          ---------                                             ------------

--------------------------------------------------------------------------------

++ As of January 31, 1998, the Fund had the following outstanding interest rate swap agreements denominated in U.S. dollars - (Note 1):

              COUNTER-
   NOTIONAL      PARTY                                            SWAP                              UNREALIZED
     AMOUNT     CREDIT                          TERMINATION   MATURITY         RATE               APPRECIATION
    (000'S)  RATING(A)  COUNTRY                        DATE       DATE     RECEIVED  RATE PAID  (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
$    25,000          A  Belgium                      1/4/99     1/3/04       6.05%       4.27%(b)  $  1,262,900
     25,000        AAA  Canada                      6/18/99    6/18/04       5.95%       3.89%(b)       732,375
     50,000        AAA  Canada                       1/4/99     1/3/04       6.05%       4.83%(b)     1,445,400
     25,000          A  Finland                      1/4/99     1/3/02       5.82%       4.37%(b)       874,300
     75,000         AA  Germany                      1/4/99     1/3/02       5.42%       4.25%(b)     1,955,175
     25,000          A  The Netherlands              1/4/99     1/3/02       5.38%       4.19%(b)       588,500
     25,000        AAA  The Netherlands              1/4/99     1/3/02       5.38%       3.90%(c)       671,500
     19,000        AAA  United States               12/6/99    12/6/99       5.72%(c)     5.96%      (121,296)
     70,000         AA  United States                3/1/98     3/1/98       5.72%(c)     5.49%       (14,000)
     10,000         AA  J.P. Morgan EMBI+(d)        12/8/99    12/8/99       9.65%       6.05%       (296,550)
--------------------------------------------------------------------------------------------------------------
$   349,000                                                                                      $  7,098,304
--------------------------------------------------------------------------------------------------------------

(a)UNAUDITED.

(b)FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE AND FIXED THROUGH TERMINATION DATE.

(c)FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE.

(d)THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) IS A TOTAL-RETURN INDEX TRACKING THE TRADED EXTERNAL CURRENCY DENOMINATED DEBT INSTRUMENTS OF SEVERAL EMERGING MARKET COUNTIES. FINAL PAYMENT WILL BE ADJUSTED BASED ON THE PERFORMANCE OF UNDERLYING INDEX OVER THE TERM OF THE AGREEMENT.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------
JANUARY 31, 1998

     ASSETS:
     Investments in securities, at value - (Note 1)
       (cost $518,127,764)                                                                        $      538,387,868
     Cash equivalents - (Note 1)                                                                           6,230,704
     Receivable for investments sold - (Note 1)                                                           97,251,847
     Receivable on interest rate swap contracts, net - (Note 1)                                            7,098,304
     Interest receivable                                                                                   4,096,354
                                                                                                  ------------------
         Total Assets                                                                                    653,065,077
                                                                                                  ------------------
     LIABILITIES:
     Payable for investments purchased - (Note 1)                                                        191,024,016
     Investments sold on a forward commitment basis - (Note 1)                                            97,925,309
     Deferred fee income - (Note 1)                                                                           92,085
     Payable for:
       Investment management fees - (Note 2)                                                                 290,302
       Printing and postage expenses                                                                         108,394
       Administration fees - (Note 2)                                                                         74,201
       Professional fees                                                                                      72,764
       Custodial fees                                                                                         36,638
       Other expenses                                                                                         13,297
                                                                                                  ------------------
         Total Liabilities                                                                               289,637,006
                                                                                                  ------------------
     NET ASSETS                                                                                   $      363,428,071
                                                                                                  ------------------
                                                                                                  ------------------
     NET ASSETS CONSIST OF:
     Paid-in capital - (Note 3)                                                                   $      380,711,199
     Distribution in excess of net investment income                                                      (1,044,555)
     Accumulated net realized loss on investments, interest rate swaps, and forward commitments          (42,923,496)
     Net unrealized appreciation on investments, interest rate swaps, and forward commitments             26,684,923
                                                                                                  ------------------
     NET ASSETS                                                                                   $      363,428,071
                                                                                                  ------------------
                                                                                                  ------------------
     NET ASSET VALUE PER SHARE
     (30,515,800 shares outstanding)                                                              $            11.91
                                                                                                  ------------------
                                                                                                  ------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
---------------------------------
FOR THE YEAR ENDED JANUARY 31, 1998

     INVESTMENT INCOME:
     Income:
       Interest                                                                                     $     33,048,399
       Fee income -- (Note 1)                                                                              1,529,117
                                                                                                    ----------------
     Total investment income                                                                              34,577,516
                                                                                                    ----------------
     Expenses:
       Investment management fees -- (Note 2)                                                              3,445,733
       Administration fees -- (Note 2)                                                                       307,800
       Professional fees                                                                                     261,500
       Custodial fees                                                                                        196,152
       Printing and postage expenses                                                                         179,000
       Insurance expense                                                                                      40,000
       Registration and filing fees                                                                           34,000
       Directors' fees and expenses                                                                           30,000
       Transfer agent fees                                                                                    19,000
       Other expenses                                                                                         10,000
                                                                                                    ----------------
     Total expenses                                                                                        4,523,185
                                                                                                    ----------------
     Net investment income                                                                                30,054,331
                                                                                                    ----------------
     NET REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized loss on investments, interest rate swaps, and forward commitments                       (7,145,875)
     Net change in unrealized appreciation on investments, interest rate swaps, and forward
       commitments                                                                                         8,567,348
                                                                                                    ----------------
     Net realized and unrealized gain                                                                      1,421,473
                                                                                                    ----------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $     31,475,804
                                                                                                    ----------------
                                                                                                    ----------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------

                                                                                    YEAR ENDED           YEAR ENDED
                                                                              JANUARY 31, 1998     JANUARY 31, 1997
                                                                            -------------------  -------------------
     OPERATIONS:
     Net investment income                                                   $      30,054,331    $      28,665,312
     Net realized gain (loss) on:
       Investments, interest rate swaps, and forward commitments                    (7,145,875)           7,367,886
     Net change in unrealized appreciation (depreciation) on investments,
       interest rate swaps, and forward commitments                                  8,567,348           (1,204,734)
                                                                            -------------------  -------------------
     Net increase in net assets resulting from operations                           31,475,804           34,828,464

     DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income - (Note 1)                               (30,149,611)         (28,013,272)
                                                                            -------------------  -------------------
     Net increase in net assets                                                      1,326,193            6,815,192

     NET ASSETS:
     Beginning of year                                                             362,101,878          355,286,686
                                                                            -------------------  -------------------
     End of year*                                                            $     363,428,071    $     362,101,878
                                                                            -------------------  -------------------
                                                                            -------------------  -------------------

   * Includes distributions in excess of net investment income               $      (1,044,555)   $      (1,142,083)
                                                                            -------------------  -------------------
                                                                            -------------------  -------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS
---------------------------------
FOR THE YEAR ENDED JANUARY 31, 1998

     CASH FLOWS FROM OPERATING AND INVESTING ACTIVITIES:
      Investment income received                                                                    $      31,474,696
      Operating expenses paid                                                                              (4,617,447)
      Purchase of long-term portfolio investments                                                        (672,318,026)
      Proceeds from disposition of long-term portfolio investments                                        675,729,214
                                                                                                    -----------------
      Net cash provided by operating activities                                                            30,268,437
                                                                                                    -----------------
     CASH FLOWS FROM FINANCING ACTIVITIES:
      Net proceeds from dollar roll transactions                                                            1,568,509
      Dividends paid from net investment income                                                           (30,149,611)
                                                                                                    -----------------
      Net cash used in financing activities                                                               (28,581,102)
                                                                                                    -----------------
      Net increase in cash                                                                                  1,687,335
      Cash and equivalents at beginning of year                                                             4,543,369
                                                                                                    -----------------
      Cash and equivalents at end of year                                                           $       6,230,704
                                                                                                    -----------------
                                                                                                    -----------------
     RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH
       PROVIDED BY OPERATING ACTIVITIES:
      Net increase in net assets resulting from operations                                          $      31,475,804
      Increase in investments                                                                            (121,671,801)
      Net realized loss on investments and forward commitments                                              7,145,875
      Net unrealized appreciation on investments                                                           (9,095,474)
      Change in:
        Receivable for investments sold                                                                    23,863,754
        Net unrealized appreciation on interest rate swaps                                                 (2,609,129)
        Interest receivable                                                                                  (172,196)
        Payable for investments purchased                                                                 122,316,516
        Payable for investments sold on a forward commitment basis                                        (20,901,911)
        Accrued expenses                                                                                      (83,001)
                                                                                                    -----------------
      Net cash provided by operating activities                                                     $      30,268,437
                                                                                                    -----------------
                                                                                                    -----------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts, and foreign currency transactions. The Fund does

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day is determined by using the appropriate current or forward exchange rate. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of January 31, 1998, there were no open Forwards.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At January 31, 1998, there was $97,925,309 of forward sale commitments outstanding.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $1,529,117. At January 31, 1998, there was $191,024,016 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
INTEREST RATE SWAPS: The Fund enters into interest rate swaps for investment, hedging, and risk management purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest--e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performances would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

The Fund had $260 million in notional amount of swaps to provide regional exposure to interest rates in Europe, Canada and emerging markets, and $89 million in notional amount to hedge exposure to an increase in U.S. short-term interest rates. The swaps are U.S. dollar-denominated to provide interest rate exposure without foreign currency exchange risk. The difference between rates received and paid by the Fund constitutes investment income. Unrealized appreciation on swap positions was $7,098,304 at January 31, 1998.

REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At January 31, 1998, the Fund had no open reverse repurchase agreements outstanding.

LEVERAGE: Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. In order to limit leverage, the Fund segregated $275,787,538 in high credit quality, liquid investments against outstanding obligations, resulting in $13,593,633 net leverage at January 31, 1998.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) all of its taxable income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. As of January 31, 1998, the Fund had capital loss carryovers of $16,648,019, $18,629,658, and $1,742,109 which will expire on January 31, 2003, January 31, 2004, and January 31, 2006, respectively.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Any differences are primarily due to differing treatments for losses deferred, accounting for foreign currency, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds to be cash equivalents.

2.  TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES
Dresdner RCM Global Investors LLC (previously, RCM Capital Management, L.L.C.), the investment manager, furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator and receives a fee of 0.10% on the first $250 million of the Fund's average daily net assets, 0.05% on the next $250 million and 0.02% on amounts thereafter. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors an annual fee of $6,000 plus $1,000 for each meeting attended.

3.  CAPITAL SHARES
At January 31, 1998 and 1997, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 30,515,800 shares outstanding.

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------

4.  PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls and forward commitments for the year ended January 31, 1998 aggregated $30,687,493 and $47,855,200, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities and dollar rolls, for the year ended January 31, 1998, aggregated $238,686,501 and $78,665,214, respectively. At January 31, 1998, the aggregate cost of investments for federal income tax purposes was $518,434,900. Gross unrealized appreciation and depreciation of investments aggregated $20,431,344 and $478,376, respectively, resulting in net unrealized appreciation of $19,952,968 at January 31, 1998.

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------

Supplementary data for a share outstanding are presented for the periods indicated:

                                                                                                           2/24/94*
                                                         YEAR ENDED      YEAR ENDED      YEAR ENDED         THROUGH
                                                            1/31/98         1/31/97         1/31/96       1/31/95**
                                                     --------------  --------------  --------------  --------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period               $        11.87  $        11.64  $        10.85  $        12.50
                                                     --------------  --------------  --------------  --------------
  Net investment income                                        0.98            0.94            0.96            0.83
  Net realized and unrealized gain (loss)                      0.05            0.21            0.72           (1.71)
                                                     --------------  --------------  --------------  --------------
  Net increase (decrease) in net assets resulting
   from operations                                             1.03            1.15            1.68           (0.88)
  Distributions:
    Net investment income                                     (0.99)          (0.92)          (0.89)          (0.75)
    Offering costs                                               --              --              --           (0.02)
                                                     --------------  --------------  --------------  --------------
  Net asset value, end of period                     $        11.91  $        11.87  $        11.64  $        10.85
                                                     --------------  --------------  --------------  --------------
                                                     --------------  --------------  --------------  --------------
  Market price, end of period                        $       11.156  $       10.625  $       10.250  $        9.625
                                                     --------------  --------------  --------------  --------------
                                                     --------------  --------------  --------------  --------------
  Total return based on market price                          14.76%          13.57%          16.21%         (17.21)%+
  Total return based on net asset value                        9.66%          11.72%          17.07%          (6.68)%+
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)               $      363,428  $      362,102  $      355,287  $      331,166
  Ratio of expenses to average net assets                      1.25%           1.25%           1.20%           1.15%++(a)
  Ratio of net investment income to average net
   assets                                                      8.29%           8.21%           8.50%           7.79%++(a)
  Portfolio turnover                                             29%             59%             96%            158%+

        *  COMMENCEMENT OF INVESTMENT OPERATIONS.
       **  AUDITED BY PRIOR AUDITORS.
        +  NOT ANNUALIZED.
       ++  ANNUALIZED.
      (a)  RATIOS INCLUDE CERTAIN ORDINARY OPERATING EXPENSE WAIVERS. WITHOUT SUCH
           WAIVERS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.24%
           AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN
           7.71%.

INDEPENDENT TO AUDITORS' REPORT
----------------------------------------------------------

To the Shareholders and Board of Directors of RCM Strategic Global Government Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of RCM Strategic Global Government Fund, Inc. (the 'Fund'), including the schedule of investments in securities and net assets, as of January 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from February 24, 1994 (commencement of operations) to January 31, 1995 presented herein were audited by other auditors whose report dated March 10, 1995, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCM Strategic Global Government Fund, Inc. as of January 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 9, 1998

DIVIDEND REINVESTMENT PLAN (UNAUDITED)
----------------------------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if the net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

SHAREHOLDER MEETING RESULTS (UNAUDITED)
-------------------------------------------------------

The Annual Meeting of Shareholders of RCM Strategic Global Government Fund, Inc. was held on Tuesday, August 19, 1997. The number of shares issued, outstanding and eligible to vote as of record date (June 30, 1997) was 30,515,800. Present were 28,607,448 shares represented by 185 proxies or 93.75% of the eligible voting shares tabulated. The matters voted upon by Shareholders and the resulting votes for each matter are presented below:

1. Gary W. Schreyer and Francis E. Lundy were re-elected to the Board of Directors for a term to expire in 2000 or until their successors shall be duly elected and qualified. The votes for Gary W. Schreyer were cast: For (10,556,149), Withheld (18,051,299). The votes for Francis E. Lundy were cast: For (28,363,625), Withheld (243,823).

2. The selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending January 31, 1998 was approved. The votes were cast: For (28,312,776), Against (115,573), Abstain (176,099), Broker Non-Vote (3,000).

CORPORATE INFORMATION
-----------------------------

DIRECTORS
Gary W. Schreyer, CHAIRMAN AND PRESIDENT
William A. Hasler
Francis E. Lundy
James M. Whitaker

OFFICERS
Richard W. Ingram
 CHIEF FINANCIAL OFFICER AND ASSISTANT TREASURER
Caroline M. Hirst
 SECRETARY AND TREASURER

PORTFOLIO MANAGERS
Eamonn F. Dolan
Stephen Kim
Jack L. Bernard
Mark E. Raaberg

INVESTMENT MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
(800) 426-5523

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

Dresdner RCM Global Investors LLC is an institutional money manager headquartered in San Francisco with approximately $60 billion in managed assets, including approximately $14 billion in fixed income securities. Dresdner RCM has over 20 years of experience in active fixed income investment management for corporate retirement plans, endowments, foundations, insurance companies, nuclear decommissioning trusts and select individuals.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," IN THE NEW YORK TIMES AS "RCMSTGLFD," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS." THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF PRIOR ANNUAL OR SEMI-ANNUAL REPORTS, PLEASE CONTACT YOUR BROKER OR CALL DRESDNER RCM DIRECTLY AT (415) 954-5400.

INVESTMENT MANAGER:
DRESDNER RCM GLOBAL INVESTORS LLC
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111